SCHEDULE 14C INFORMATION

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11717013.2

The West Hills Tactical Core Fund

a series of

Frank Funds

781 Crandon Blvd. Unit 602
Key Biscayne, FL 33149

Dear Shareholders:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to the appointment of a new investment adviser to the West Hills Tactical Core Fund (the “Fund”), a series of Frank Funds.

As described in the enclosed Information Statement, the Board of Trustees of Frank Funds has approved Frank Capital Partners LLC (“Frank Capital”) as an investment adviser to the Fund, and has approved an advisory agreement with Frank Capital, on the terms described herein.  Leigh Baldwin, as holder of shares of the Fund representing a majority of the voting power with respect to the Fund, has also approved the advisory agreement with Frank Capital.

As always, please feel free to contact the Fund at 866-706-9790 with any questions you may have.

Sincerely,

/s/ Brian Frank

Brian Frank

President

Frank Funds

The West Hills Tactical Core Fund

f/k/a Leigh Baldwin Total Return Fund

a series of

Frank Funds

781 Crandon Blvd. Unit 602

Key Biscayne, FL 33149

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INFORMATION STATEMENT

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INTRODUCTION

This Information Statement is being provided to the shareholders of the West Hills Tactical Core Fund (the “Fund”), a series of Frank Funds (the “Trust”).  This Information Statement is in lieu of a proxy statement.  On a conference call held on June 30, 2020, the Board, including all Independent Trustees, considered and approved Frank Capital Partners LLC, (“Frank Capital” or the “Adviser”) to serve as the adviser to the Fund.  At that time, the advisory agreement between the Adviser and the Trust, with respect to the Fund (the “Advisory Agreement”) (attached hereto as Annex A), was approved by the Board.  Leigh Baldwin Total Return Fund, as holders of shares of the Fund representing a majority of the voting power with respect to the Fund, has also approved the advisory agreement with Frank Capital. Frank Capital will commence as investment adviser for the Fund on September 22, 2020.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about July 27, 2020 to the Fund’s shareholders of record as of June 30, 2020 (the “Record Date”). This Information Statement describes the Advisory Agreement between the Adviser and the Trust with respect to the Fund.  As of the Record Date, there were issued and outstanding 38,677 shares of the Fund.  As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

The Trust will furnish, without charge, a copy of the Fund's most recent annual or semi-annual report to any shareholder upon request.  To obtain the Fund's annual or semi-annual report, please contact the Fund by calling 866-706-9790 , or by writing to the West Hills Tactical Core Fund, 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Background

Advisory Agreement

Frank Capital is a privately-held investment advisory firm, based in Key Biscayne, Florida, that is registered as an investment adviser with the Securities and Exchange Commission.  Frank Capital provides investment advisory and portfolio management on a discretionary basis for high net worth individuals, banking or thrift institutions, pension and profit sharing plans, pooled investment vehicles, charitable organizations, foundations, investment companies, corporations, trusts and other business entities, state or municipal governmental entities, and the Fund.  As of June 30, 2020, Frank Capital had approximately $15 million in assets under management.

The Fund’s former investment adviser, Leigh Baldwin & Co., LLC, (“Leigh Baldwin”), has served in such capacity since August 1, 2008 and will do so through September 21, 2020 pursuant to a prior investment advisory agreement (the “Current Advisory Agreement”). In June 2020, Leigh Baldwin notified the Board of its intention to step down as adviser of the Fund.

At the Board Meeting, the Trustees approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Frank Capital (the “New Advisory Agreement”), subject to shareholder approval.  The New Advisory Agreement is similar in all material respects to the Current Advisory Agreement except that the amount of the management fee has decreased, date of its execution, effectiveness, and termination are changed, and the New Advisory Agreement names Frank Capital as the Fund’s investment adviser. The New Advisory Agreement was approved by Leigh Baldwin, the holder of shares of the Fund representing a majority of the Fund’s voting power, on June 30, 2020.

The Advisory Agreement

Under the terms of the Current Advisory Agreement, Leigh Baldwin received an annual fee from the Fund equal to 1.00% of the Fund’s average daily net assets. For such compensation, Leigh Baldwin, at its expense, continuously furnished an investment program for the Fund, made investment decisions on behalf of the Fund, and placed all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions, and such policies as the Trustees may determine.  Under the terms of the New Advisory Agreement, Frank Capital receives an annual fee from the Fund equal to 0.99% of the Fund’s average daily net assets. Frank Capital has contractually agreed to reduce its fees and to reimburse expenses (the “Expense Limitation Agreement”), at least until September 30, 2025, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.49% of the Fund's average daily net assets.  The Expense Limitation Agreement also provides that fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years from the date after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits at the time of waiver and recoupment.  This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Fund’s adviser.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by

(i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees (defined below), by a vote cast in person at a meeting called for the purpose of voting such approval.  The New Advisory Agreement automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Fund.  In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by Frank Capital Partners LLC given to the Fund.

The New Advisory Agreement, like the Current Advisory Agreement, provide that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

The shareholders of the Fund last approved the Current Advisory Agreement on June 17, 2008.  During the fiscal year ended June 30, 2020, under the Current Advisory Agreement, Leigh Baldwin earned advisory fees for the Fund of $9,932, of which Leigh Baldwin waived $9,932.  The Current Advisory Agreement was renewed for an additional year by the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), at a meeting of the Board held on June 30, 2020.

Information Concerning Frank Capital Partners LLC

Frank Capital Partners LLC is a limited liability company organized in 2003 under the laws of the State of Delaware and located at 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149. Frank Capital is owned and controlled by Brian Frank and Monique Weiss, who hold a 49% and 51% ownership stake , respectively.  The names, titles, addresses, and principal occupations of the officers and directors of Frank Capital are set forth below:

Name and Address*:	Title:	Principal Occupation:
Monique Weiss	CEO	Chief Executive Officer
Brian Frank	CIO and CCO	Chief Investment Officer and Chief Compliance Officer

* Address is in care of Frank Capital, 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149.

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the New Advisory Agreement.  The Trustees were assisted by legal counsel throughout the advisory agreement review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the advisory agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the advisory agreement.

Nature, Extent and Quality of Service.  The Trustees discussed that Frank Capital was established in 2003 and was registered with the SEC as an investment adviser. The Trustees reviewed the background information of Frank Capital’s key investment personnel, taking into consideration their education and financial industry experience.  They discussed Frank Capital’s investment process and noted that Frank Capital utilized a research team to develop investment models based on quantitative analysis.  The Trustees recognized that the Fund would gain exposure to Frank Capital’s Tactical Core strategy by investing primarily in index securities and/or derivatives. The Trustees expressed confidence in Frank Capital’s ability to implement the Fund’s investment strategy. The Trustees agreed that Frank Capital had the ability to provide high quality service to the Fund for the benefit of shareholders.

Performance.  The Trustees discussed the Fund’s investment objective and strategy. They acknowledged that the Fund, which will invest in Frank Capital’s Tactical Core strategy, had a successful back-test, outperforming its benchmark (the S&P 500 Index.) over the 1, 3, and 5 year periods. The Trustees acknowledged the limitations of back-tested performance data. The Trustees discussed the Fund’s risk metrics including the Fund’s expected Sharpe and Sortino ratios. The Trustees acknowledged that while having a lower expected volatility ranking, the Fund’s performance would be best among its Morningstar category. Additionally the Trustees considered the performance of another Fund managed by Frank Capital which currently has a high Morningstar category ranking. After further consideration, the Trustees concluded that the Fund had a strong risk adjusted performance back-test, and that Frank Capital, as the Fund’s adviser, had the ability to deliver similar returns for the Fund’s shareholders.

Fees and Expenses.  The Trustees considered Frank Capital’s proposed advisory fee, with respect to the Fund, noting that the proposed advisory fee of 0.99%, was higher than the Morningstar peer group average of 0.81% and median of 0.90%.  The Trustees further noted that the Fund’s net expense ratio of 1.49% was lower than the Morningstar peer group average of 1.68% and median of 1.52% and that Frank Capital had agreed to cap the Fund’s annual ordinary operating expenses at 1.49% for five years.  The Trustees agreed that the proposed advisory fee was acceptable considering the sophistication of the Fund’s strategy.  After further discussion, the Trustees concluded the advisory fee was not unreasonable.

Economies of Scale.  The Trustees considered whether economies of scale would likely be realized by Frank Capital during the initial term of the proposed advisory agreement. They noted that Frank Capital had indicated its willingness to implement breakpoints once the Fund’s assets exceeded certain levels. After discussion, it was the consensus of the Trustees that based on current size of the Fund the absence of breakpoints was acceptable at this time. They agreed to revisit the matter of economies of scale in the future.

Profitability.  The Trustees reviewed the information provided by Frank Capital regarding the projected profitability of Frank Capital with respect to the Fund. They considered that Frank Capital estimated a net loss for the next two years. They concluded that excessive profitability was not an issue at this time.

Conclusion.  Having requested and received such information from Frank Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that approval of the proposed advisory agreement was in the best interests of the shareholders of the Fund.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Frank Funds, an open-end investment management company organized as an Ohio statutory trust and formed by an Agreement and Declaration of Trust on February 12, 2004.  The Trust’s principal executive offices are located at 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Leigh Baldwin & Co., LLC as its investment adviser pursuant to the Current Advisory Agreement. Leigh Baldwin & Co., LLC Distributors, located at 112 Albany Street, Cazenovia, NY 13035, serves as principal underwriter and distributor of the Fund.  Mutual Shareholder Services LLC, located at 8000 Town Centre Drive., Suite 400, Broadview Heights, Ohio 44147, provides the Fund with transfer agent, accounting, and administrative services.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As of June 30, 2020, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name and Address	Percentage of Ownership	Type of Ownership
Leigh Baldwin & Co, LLC 112 Albany Street Cazenovia, NY 13035*	75.18%	Record & Beneficial
NFS LLC 200 Liberty Street New York, NY 10281*	20.52%	Record & Beneficial

*Shares held by the Fund’s majority shareholder, Leigh Baldwin, are included in this number of shares.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Name and Address	Percentage of Ownership	Type of Ownership
Leigh Baldwin 112 Albany Street Cazenovia, NY 13035	75.18%	Record & Beneficial

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

SHAREHOLDER PROPOSALS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.  The cost of preparation, printing and distribution of this Information Statement is an expense of Frank Capital Partners LLC.

BROKERAGE COMMISSIONS

For the fiscal year ended June 30, 2020, the Fund paid $17,238 in brokerage commissions and did not pay any commissions to affiliated brokers.

PRINCIPAL UNDERWRITER, ADMINISTRATOR AND CUSTODIAN

The West Hill Tactical Core Fund will be self-distributed and will not have a Distributor or a 12b-1 fee.

Mutual Shareholder Services LLC with principal offices at 8000 Town Centre Dr. Ste. 400, Broadview Heights, OH 44147 has served as the Fund’s transfer agent and fund account since inception. During the fiscal year ended June 30, 2020, the transfer agent and fund accountant earned $12,480

Frank Capital Partners LLC with principal offices at 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149 has served as the Fund’s administrator since inception. During the fiscal year ended June 30, 2020, the administrator earned $36,000.

The Huntington National Bank with principal offices at 7 Easton Oval, Columbus, OH 43219 has served as the Fund's custodian since inception. During the fiscal year ended June 30, 2020, the custodian earned $21,960 in custody fees.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders.  Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  Contact the Fund by calling 866-706-9790, or by writing to the West Hills Tactical Core Fund, c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive. Ste. 400, Broadview Heights, OH 44147. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of information statements or proxy materials at their shared address.

The Trust will furnish, without charge, a copy of the Fund's most recent annual or semi-annual report to any shareholder upon request.  To obtain the Fund's annual or semi-annual report, please contact the Fund by calling 866-706-9790, or by writing to the West Hills Tactical Core Fund, 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149.

Annex A

MANAGEMENT AGREEMENT

TO:

Frank Capital Partners LLC

781 Crandon Blvd. Unit 602

Key Biscayne, FL 33149

Dear Sirs:

The Frank Funds (“Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company.  Trust currently offers three series of shares to investors, the Frank Value Fund and West Hill Tactical Core Fund (the “Funds”) and Camelot Event-Driven Fund. You have been selected to act as the investment adviser of the Funds and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.

ADVISORY SERVICES

You will provide or arrange to be provided to the Funds such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies.  You will determine or arrange for others to determine the securities to be purchased for the Funds, the portfolio securities to be held or sold by the Funds and the portion of the Funds’ assets to be held uninvested, subject always to the Funds’ investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees of the Trust may from time to time establish.  You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified by the Board of Trustees including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”), by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Funds. Any such delegation shall not relieve you from any liability hereunder.

You will also advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees and the appropriate committees of the Board regarding the conduct of the business of the Funds. You may delegate any of the responsibilities, rights or duties described above to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder.

2.

ALLOCATION OF CHARGES AND EXPENSES

During the term of this Agreement, you will pay all operating expenses of the Funds, including the compensation and expenses of any trustees, officers and employees of the Funds and of any other persons rendering any services to the Funds including any sub-adviser retained pursuant to Paragraph 1 above; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Funds in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Funds; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Funds’ current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Funds’ shares (excluding expenses which the Funds are authorized to pay pursuant to Rule 12b-1 under the 1940 Act); and all other operating expenses not specifically assumed by the Funds.

The Funds will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses of securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust’s trustees and officers with respect thereto.  The Funds will also pay expenses that they are authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Funds, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Funds are obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3.

COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made by you as provided in this Agreement, as of the last business day of each month, the Funds will pay you a fee at the annual rate of 0.99% of the average value of its daily net assets.

The average value of the daily net assets of the Funds shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Funds is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Funds as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Funds has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Funds as last determined (whether during or prior to such month).

4.

PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Funds and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

5.

CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

6.

SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to the Funds pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Funds.

The Trust and you acknowledge that all rights to the names “Frank” and “West Hill” or any variations thereof belong to you, and that the Trust is being granted a limited license to use such words in its Funds name or in any class name.  In the event you cease to be the adviser to the Funds, the Trust’s right to the use of the names “Frank” and “West Hill” shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the names “Frank” and “West Hill” in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

7.

EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Funds, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which you exercise investment discretion.  You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Funds portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Funds and to accounts over which you exercise investment discretion. The Funds and you understand and acknowledge that, although the information may be useful to the Funds and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute Funds portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Funds’ portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Funds, you will act solely as investment counsel for such client and not in any way on behalf of the Funds. Your services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

8.

LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

9.

DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Funds, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

This Agreement may, on sixty days written notice, be terminated with respect to the Funds, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Funds, or by you.  This Agreement shall automatically terminate in the event of its assignment.

10.

AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved  by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

11.

LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “The Frank Funds” means and refers to the Trustees from time to time serving under the Trust’s Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

12.

SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

13.

BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, you agree that all records that you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act all records that you maintain for the Trust that are required to be maintained by Rule 31a-1 under the 1940 Act.

14.

QUESTIONS OF INTERPRETATION

(a)

This Agreement shall be governed by the laws of the State of Ohio.

(b)

For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

15.

NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149, and your address for this purpose shall be 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149.

16.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

17.

BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

18.

CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Frank Funds

By:

Name:  Brian Frank

Title:  President

Date:  ____June    ,  2020___________

ACCEPTANCE

The foregoing Agreement is hereby accepted.

Frank Capital Partners LLC

By:

Name: Brian Frank

Title:   President

Date:  _June    , 2020_________